1933 Act File No. 002-97596
1940 Act File No. 811-04297

Van Eck Funds

Supplement dated January 10, 2007 ("Supplement")

to the Prospectus and Statement of Additional Information

dated May 1, 2006

This Supplement updates certain information contained in the above dated Prospectus and Statement of Additional Information for Van Eck Funds (the “Trust”) regarding the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (the “Funds”), each a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus is revised as follows:

1.	Under the heading “Short Sales” on page 26 of the Prospectus, the following sentence is inserted as the last sentence of the paragraph under the heading “Definition”:

“Emerging Markets Fund and International Investors Gold Fund may each engage in short sales as a defensive technique to hedge their existing position(s) and/or market risk and only in an amount up to 10% of their respective net assets.”

2.

The following paragraph replaces: (i) the fourth full paragraph on page 3 of the Prospectus; (ii) the first full paragraph on page 9 of the Prospectus; (iii) the second full paragraph on page 14 of the Prospectus; and (iv) the paragraph under the heading “Investments in Other Investment Companies - Definition” on page 22 of the Prospectus:

“The Funds may invest up to 20% of their net assets in securities issued by other investment companies, including open end and closed end funds and exchange traded funds (“ETFs”), subject to limitations under the 1940 Act. Such investments are commonly used as a practical means by which a Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed end funds and ETFs may trade at prices that reflect a premium above or a discount below their net asset value. The Fund may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates (each, a “Van Eck Investment Company”). However, in no event will a Fund invest more than 5% of its net assets in any single Van Eck Investment Company. To eliminate duplication of fees, the Adviser will offset the advisory fee it charges to the Fund investing in a Van Eck Investment Company by the amount it collects as an advisory fee from the Van Eck Investment Company as a result of the Fund’s investment. ”

continued

The Statement of Additional Information is revised as follows:

1.

Under the heading ‘‘Investment Restrictions – Non-Fundamental Restrictions” on page 14 of the Statement of Additional Information, the following sentence replaces the disclosure contained in the third Non-Fundamental Restriction:

“Except for Global Hard Assets Fund, engage in short sales of securities unless short sales are used as a defensive technique to hedge their existing position(s) and/or market risk and only in an amount up to 10% of their respective net assets.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE